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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated March 21, 1997 included in MicroOptical Devices, Inc.'s financial statements as of December 31, 1996 and 1995.


                                             /s/ ARTHUR ANDERSEN LLP


Albuquerque, New Mexico
February 4, 1998